UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 7, 2016

TransEnterix, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-19437	11-2962080
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

635 Davis Drive, Suite 300, Morrisville, North Carolina		27560
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	919-765-8400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

TransEnterix, Inc. (the “Company”) and its U.S.-based subsidiaries are parties to that certain Amended and Restated Loan and Security Agreement, dated September 26, 2014, as amended in August 2015, September 2015, November 2015 and April 16, 2016 (collectively, the Loan Agreement”), with the lenders party thereto (the “Lenders”) and Oxford Finance LLC, as collateral agent for the Lenders (the “Collateral Agent”). On September 7, 2016, the Company and such subsidiaries entered into the Fifth Amendment to the Loan Agreement (the “Fifth Amendment”). The Fifth Amendment provides more flexibility to the Company with respect to its intercompany activities with its foreign subsidiaries and adds an affirmative covenant requiring the Company to keep a specified minimum cash balance in accounts held with the Lender.

The foregoing is a summary of the Fifth Amendment and is qualified in its entirety by reference to the complete text of the Fifth Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1 *
Fifth Amendment to Amended and Restated Loan and Security
Agreement, dated September 7, 2016, by and among
TransEnterix, Inc., TransEnterix Surgical, Inc., SafeStitch
LLC and TransEnterix International, Inc., as Borrower, and
Oxford Finance LLC, as Lender and Collateral Agent, and
Silicon Valley Bank, as Lender.

10.2
Amended and Restated Loan Agreement, dated September 26,
2014, among the Borrowers and the Lenders and Collateral
Agent, as amended by the First Amendment thereto, dated
August 14, 2015, the Consent and Second Amendment thereto,
dated September 18, 2015, the Third Amendment thereto, dated
November 13, 2015 and the Fourth Amendment thereto
(incorporated by reference, respectively, to the Company’s
Current Report on Form 8-K, filed September 30, 2014 (Loan
Agreement), the Company’s Current Report on Form 8-K, filed
August 17, 2015 (First Amendment), the Company’s Current
Report on Form 8-K, filed September 21, 2015 (Consent and
Second Amendment), the Company’s Current Report on Form 8-K,
filed November 16, 2015 (Third Amendment) and the Company’s
Quarterly Report on Form 10-Q for the quarter ended March 31,
2016, filed on May 10, 2016 (Fourth Amendment)).

• filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TransEnterix, Inc.

September 8, 2016	By:	/s/ Joseph P. Slattery

Name: Joseph P. Slattery
Title: EVP and CFO

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Exhibit Index

Exhibit No.	Description

10.1	Fifth Amendment to Amended and Restated Loan and Security Agreement, dated September 7, 2016, by and among TransEnterix, Inc., TransEnterix Surgical, Inc., SafeStitch LLC and TransEnterix International, Inc., as Borrower, and Oxford Finance LLC, as Lender and Collateral Agent, and Silicon Valley Bank, as Lender.